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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported: February 5, 2001



                              CISCO SYSTEMS, INC.

               (Exact name of registrant as specified in charter)




         CALIFORNIA                    0-18225                 77-0059951
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
 (Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (408) 526-4000

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ITEM 5.   OTHER EVENTS

          On February 5, 2001, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisition of Radiata, Inc. of Delaware. A copy of the press release issued by the Registrant on February 5, 2001 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CISCO SYSTEMS, INC.

Dated: February 7, 2001                  By: /s/ DANIEL SCHEINMAN
                                         ---------------------------------------
                                         Daniel Scheinman, Senior Vice President
                                         Legal and Government Affairs



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                                 EXHIBIT INDEX


Exhibit
Number                        Description of Document
-------                       -----------------------
99.1           Press Release of Registrant, dated February 5, 2001, announcing the completion of the acquisition by Registrant of Radiata Inc.